Exhibit 10.1

CURRENCYWORKS INC.

(the “Issuer”)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(SHARES)

INSTRUCTIONS TO SUBSCRIBER

1.	You must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2.	If you are a resident of Canada, you must complete and sign Exhibit A “Canadian Investor Questionnaire” that starts on page 14. The purpose of this form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities laws. In order for the Issuer to satisfy its obligations under applicable Canadian securities laws, you may be required to provide additional evidence to verify the information you have provided in Exhibit A.

3.	If you are a “U.S. Purchaser”, as defined in Exhibit B, you must complete and sign Exhibit B “United States Accredited Investor Questionnaire” that starts on page 24.

4.	All subscription funds must be in U.S. Dollars. You may only pay by wire transfer to the Issuer pursuant to the wiring instructions set out in Exhibit C that is on page 28.

CURRENCYWORKS INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from CurrencyWorks Inc. (the “Issuer”) that number of shares of common stock of the Issuer (each, a “Share”) set out below at a price of $0.2048 per Share. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Shares”.

Subscriber Information	Shares to be Purchased
(Name of Subscriber)	(Number of Shares)

Account Reference (if applicable): _________________
X__________________________________________ (Signature of Subscriber – if the Subscriber is an Individual)	Total Subscription Price:____________________________ (the “Subscription Amount”, plus wire fees if applicable)

X__________________________________________

(Signature of Authorized Signatory – if the Subscriber is not an Individual)

 ___________________________________________

(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)

 ___________________________________________

(Subscriber’s Address, including postal or zip code)

___________________________________________
___________________________________________

(Telephone Number)                          (Email Address)

Register the Shares as set forth below:

 ___________________________________________

(Name to Appear on Share and Warrant Certificate)

 ___________________________________________

(Account Reference, if applicable)

 ___________________________________________

(Address, including postal or zip code)

Deliver the Shares as set forth below:

 _______________________________________________

(Attention - Name)

 _______________________________________________

(Account Reference, if applicable)

 _______________________________________________

(Street Address, including postal or zip code – no PO Boxes permitted)

 _______________________________________________

(Telephone Number)

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the ______day of ______________, 2022 (the “Closing Date”).

CURRENCYWORKS INC.

Per:
Authorized Signatory

Address:	3250 Oakland Hills Court
Fairfield, CA 94534
Email:	Swapan.kakumanu@currencyworks.io
Attention:	Swapan Kakumanu

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES

1. Subscription

1.1 On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Shares as is set forth on page 2 of this Agreement at a price of $0.2048 per Share for the Subscription Amount shown on page 2 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the “Subscription”), and the Issuer agrees to sell the Shares to the Subscriber, effective upon the Issuer’s acceptance of this Agreement.

1.2 The Subscriber acknowledges that the Shares have been offered to the Subscriber as part of an offering by the Issuer of additional Shares to other subscribers (the “Offering”).

1.3 All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.

2. Payment

2.1 The Subscription Amount must accompany this Subscription and will be paid by wire transfer to the Issuer pursuant to wiring instructions provided in Exhibit C at page 28. If Clark Wilson LLP (the “Issuer’s Counsel”) received the Subscription Amount, the Subscriber irrevocably authorizes the Issuer’s Counsel to immediately deliver the Subscription Amount to the Issuer upon receipt of the Subscription Amount from the Subscriber, notwithstanding that such delivery may be made by the Issuer’s Counsel to the Issuer prior to the closing of the Offering (the “Closing”). The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the Closing.

2.2 The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents or monies delivered in connection herewith will be held by or on behalf of the Issuer. In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon and less any wire charges) to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.

3. Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	this Agreement;

(b)	if the Subscriber is a resident of Canada, the Canadian Investor Questionnaire (the “Canadian Questionnaire”) attached as Exhibit A that starts on page 14, along with any additional evidence that may be requested by the Issuer to verify the information provided in the Canadian Questionnaire;

(c)	if the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the United States Accredited Investor Questionnaire (the “U.S. Questionnaire” and, together with the Canadian Questionnaire, the “Questionnaires”) attached as Exhibit B that starts on page 24 along with any additional evidence that may be requested by the Issuer to verify the information provided in the U.S. Questionnaire; and

(d)	such other supporting documentation that the Issuer or the Issuer’s Counsel may request to establish the Subscriber’s qualification as a qualified investor.

The Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2 As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.3 The Issuer and the Subscriber acknowledge and agree that the Issuer’s Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.

4. Conditions and Closing

4.1 The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion. The Issuer may, at its discretion, elect to close the Offering in one or more closings, in which event the Issuer may agree with one or more purchasers (including the Subscriber) to complete delivery of the Shares to such purchaser(s) against payment therefor at any time on or prior to the Closing Date.

4.2 The Closing is conditional upon and subject to:

(a)	the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering; and

(b)	the issue and sale of the Shares being exempt from the requirement to file a prospectus and a registration statement and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Shares, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.3 The Subscriber acknowledges that the certificates representing the Shares will be available for delivery within five (5) business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5. Acknowledgements and Agreements of the Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a)	except as provided in this Agreement, none of the Shares have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b)	except as provided in this Agreement, the Issuer has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other applicable securities laws;

(c)	the Issuer will refuse to register the transfer of any of the Shares to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with all applicable laws;

(d)	the decision to execute this Agreement and to acquire the Shares has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with any Canadian provincial securities commissions on SEDAR and the United States Securities and Exchange Commission (the “SEC”) (collectively, the “Public Record”);

(e)	the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f)	there are risks associated with the purchase of the Shares, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;

(g)	the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h)	a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agreement;

(i)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;

(j)	the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(k)	all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(l)	the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaires, as applicable;

(m)	any resale of the Shares by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee and it is the sole responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Shares;

(n)	the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(ii)	applicable resale restrictions;

(o)	there may be material tax consequences to the Subscriber of an acquisition or disposition of the Shares and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Shares;

(p)	the Subscriber consents to the placement of a legend or legends on any certificate or other document evidencing any of the Shares setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement;

(q)	the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Shares pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to the Subscriber;

(r)	no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

(s)	there is no government or other insurance covering any of the Shares; and

(t)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6. Representations and Warranties of the Subscriber

6.1 The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)	unless the Subscriber has completed Exhibit B, the Subscriber is not a U.S. Person (as defined in Section 6.2);

(b)	the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;

(c)	if the Subscriber is resident outside of the United States and Canada:

(i)	the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Shares,

(ii)	the Subscriber is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable laws of the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Shares under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions,

(iii)	the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Shares,

(iv)	the purchase of the Shares by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase, in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)	the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(d)	the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(e)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(g)	the Subscriber has received and carefully read this Agreement;

(h)	the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;

(i)	the Subscriber has made an independent examination and investigation of an investment in the Shares and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Shares and the Issuer;

(j)	the Subscriber is not an underwriter of, or dealer in, any of the Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(k)	the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(l)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Shares,

(ii)	that any person will refund the purchase price of any of the Shares, or

(iii)	as to the future price or value of any of the Shares.

6.2 In this Agreement, the term “U.S. Person” will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7. Representations and Warranties will be Relied Upon by the Issuer

7.1 The Subscriber acknowledges and agrees that the representations and warranties contained herein and in the Questionnaires are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Shares under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Shares under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the representations and warranties contained herein and in the Questionnaires are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

8. Acknowledgement and Waiver

8.1 The Subscriber has acknowledged that the decision to acquire the Shares was solely made on the basis of the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

9. Legending and Registration of Subject Shares

9.1 The Subscriber hereby acknowledges that a legend or legends may be placed on the certificates representing the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities laws, and the Subscriber consent to the placement of such legend(s) on any certificate representing the Shares.

9.2 The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

10. Collection of Personal Information

10.1 The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer’s registrar and transfer agent, (c) tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and for the purposes described in Exhibit D to this Agreement, and to the retention of such personal information for as long as permitted or required by applicable laws or business practice. Notwithstanding that the Subscriber may be purchasing the Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing. By completing this Agreement, the Subscriber authorizes the indirect collection of the information described in this Section 10.1 by all applicable regulators and consents to the disclosure of such information to the public through (i) the filing of a report of trade with all applicable regulators and (ii) the filing of this Agreement on SEDAR.

Furthermore, the Subscriber is hereby notified that:

(a)	the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the United States Securities and Exchange Commission and/or any state securities commissions (collectively, the “Commissions”), certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of securities of the Issuer owned by the Subscriber, the number of Shares purchased by the Subscriber, the total Subscription Amount paid for the Shares, the prospectus exemption relied on by the Issuer and the date of distribution of the Shares;

(b)	such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws;

(c)	such information is being collected for the purposes of the administration and enforcement of applicable securities laws; and

(d)	the Subscriber may contact the public official in the local jurisdiction with respect to questions about the indirect collection of such information at the following address and telephone number:

Attention: FOIP Coordinator Alberta Securities Commission Suite 600 250 – 5th Street SW Calgary, AB T2P 0R4 Telephone: 403-297-6454	Attention: FOI Inquiries British Columbia Securities Commission P.O. Box 10142, Pacific Centre 701 West Georgia Street Vancouver, BC V7Y 1L2 Telephone: 604-899-6854	Attention: Inquiries Officer Ontario Securities Commission 20 Queen Street West, 22nd Floor Toronto, ON M5H 3S8 Telephone: 416-593-8314

11. Costs

11.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares will be borne by the Subscriber.

12. Execution of Subscription Agreement

12.1 The Issuer and the Issuer’s Counsel will be entitled to rely on delivery by facsimile machine or other means of electronic communication capable of producing a printed copy of an executed copy of this Agreement, and acceptance by the Issuer of such facsimile or electronic copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Agreement is delivered to the Issuer or the Issuer’s Counsel prior to or at Closing, the Issuer and the Issuer’s Counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered prior to or at Closing unaltered.

12.2 The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of this Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Subscriber and delivered to the Issuer or the Issuer’s Counsel in connection with the Subscription.

13. Beneficial Subscribers

13.1 Whether or not explicitly stated in this Agreement, any acknowledgement, representation, warranty, covenant or agreement made by the Subscriber in this Agreement, including the exhibits hereto or any other documents delivered by the Subscriber to the Issuer in connection herewith, will be treated as if made by the disclosed principal, if any.

14. Governing Law

14.1 This Agreement is governed by the laws of the State of Nevada.

15. Survival

15.1 This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Shares by the Subscriber.

16. Assignment

16.1 This Agreement is not transferable or assignable.

17. Severability

17.1 The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

18. Entire Agreement

18.1 Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

19. Notices

19.1 All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

20. Counterparts and Electronic Means

20.1 This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will constitute an original, and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by email transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

21. Exhibits

21.1 The exhibits attached hereto form part of this Agreement.

22. Indemnity

22.1 The Subscriber will indemnify and hold harmless the Issuer and the Issuer’s Counsel, where applicable, the Issuer’s directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect, or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

EXHIBIT A

CANADIAN INVESTOR QUESTIONNAIRE

TO: CURRENCYWORKS INC. (the “Issuer”)

RE: Purchase of shares (the “Shares”) of the Issuer

Capitalized terms used in this Canadian Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached.

Unless otherwise provided, all dollar amounts referred to in this Questionnaire and Appendix A to this Questionnaire are in lawful money of Canada.

In connection with the purchase of Shares by the undersigned or the Disclosed Principal (in either case, the “Subscriber”), the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i)	is purchasing the Shares as principal (or deemed principal under the terms of National Instrument 45-106 – Prospectus Exemptions as adopted by the Canadian Securities Administrators (“NI 45-106”));

(ii)	(A)	is resident in or is subject to the laws of one of the following (check one):

☐Alberta	☐New Brunswick	☐Prince Edward Island
☐British Columbia	☐Nova Scotia	☐Quebec
☐Manitoba	☐Ontario	☐Saskatchewan
☐Newfoundland and Labrador		☐Yukon
☐Northwest Territories
☐United States: _________________________ (List State of Residence)

or

(B)	☐ is resident in a country other than Canada or the United States; and

(iii)	has not been provided with any offering memorandum in connection with the purchase of the Shares.

In connection with the purchase of the Shares, the Subscriber hereby represents, warrants and certifies to, and covenants and agrees with, the Issuer that the Subscriber meets one or more of the following criteria:

I. SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION

(a)	the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada;

(b)	the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix “A” to this Questionnaire (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX “A” ATTACHED TO THIS QUESTIONNAIRE)

(c)	If the Subscriber is an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in paragraphs (d), (f) or (g) of Appendix “A” to this Questionnaire, the Subscriber has provided the Issuer with the signed risk acknowledgement form set out in Appendix “B” to this Questionnaire;

II. MINIMUM AMOUNT INVESTMENT

(a)	the Subscriber is not an individual as that term is defined in applicable Canadian securities laws.

(b)	the Subscriber is purchasing the Shares as principal for its own account and not for the benefit of any other person;

(c)	The Shares have an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing; and

(d)	the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the prospectus exemption provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Shares.

For the purposes of the Canadian Investor Questionnaire and Appendix “A” attached to the Canadian Investor Questionnaire:

(a)	an issuer is “affiliated” with another issuer if

(i)	one of them is the subsidiary of the other, or

(ii)	each of them is controlled by the same person;

(b)	“control person” means

(i)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii)	each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(c)	“director” means

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d)	“eligibility adviser” means

(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e)	“executive officer” means, for an issuer, an individual who is

(i)	a chair, vice-chair or president,

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii)	performing a policy-making function in respect of the issuer;

(f)	“financial assets” means

(i)	cash,

(ii)	securities, or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

(h)	“founder” means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the distribution or trade is actively involved in the business of the issuer;

(i)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(j)	“individual” means a natural person, but does not include

(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or

(ii)	a natural person in the person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(k)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(l)	“jurisdiction” or “jurisdiction of Canada” means a province or territory of Canada except when used in the term foreign jurisdiction;

(m)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its securityholders;

(ii)	that does not invest

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(n)	“person” includes

(i)	an individual;

(ii)	a corporation;

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(o)	“related liabilities” means

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)	liabilities that are secured by financial assets; and

(p)	“spouse” means, an individual who,

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Shares.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Shares and that this Questionnaire is incorporated into and forms part of the Agreement.

The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth in the Agreement or in this Questionnaire which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of_______ day of ________________, 2022.

Print Name of Subscriber (or person signing as agent of the Subscriber)

By:
Signature of Subscriber (or Authorized Signatory)

Print Name and Title of Authorized
Signatory (if Subscriber is not an individual)

APPENDIX “A”

TO CANADIAN INVESTOR QUESTIONNAIRE

Accredited Investors only: Please check the appropriate box and initial

☐	(e)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

☐	(f)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a),

☐	(g)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(h)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000 (YOU MUST INDICATE YOUR FINANCIAL ASSETS HERE: $__________________________ ☐ WITH SPOUSE / ☐ WITHOUT SPOUSE AND ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM IN APPENDIX “B” ATTACHED TO THIS QUESTIONNAIRE),

☐	(i)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

☐	(j)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (YOU MUST INDICATE YOUR NET INCOME HERE: $__________________________ ☐ WITH SPOUSE / ☐ WITHOUT SPOUSE AND ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM IN APPENDIX “B” ATTACHED TO THIS QUESTIONNAIRE),

☐	(k)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000 (YOU MUST INDICATE YOUR NET ASSETS HERE: $__________________________ ☐ WITH SPOUSE / ☐ WITHOUT SPOUSE AND ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM IN APPENDIX “B” ATTACHED TO THIS QUESTIONNAIRE),

☐	(l)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (h),

☐	(m)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

☐	(n)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(o)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(p)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	(q)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(r)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (a) in form and function,

☐	(s)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(t)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	(u)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or

☐	(v)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Dated _____________________________, 2022.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

APPENDIX “B”

TO CANADIAN INVESTOR QUESTIONNAIRE

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

1. About your investment

Type of securities: Common Stock of the Issuer at a price of US$0.2048 per share.	Issuer: CURRENCYWORKS INC. (the “Issuer”)

Purchased from: The Issuer.

SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER

2. Risk acknowledgement

This investment is risky. Initial that you understand that:	Your initials

Risk of loss – You could lose your entire investment of $__________. [Instruction: Insert the total dollar amount of the investment.]

Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials

●	Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

●	Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

●	Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.

●	Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.

First and last name (please print):

Signature:	Date:

SECTION 5 TO BE COMPLETED BY THE SALESPERSON

5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):

SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER

6. For more information about this investment

For investment in a non-investment fund

CurrencyWorks Inc.
3250 Oakland Hills Court
Fairfield, CA 94534
Telephone: 424.570.9446 (Attn: Jimmy Geiskopf)
Email: jimmy.geiskopf@currencyworks.io

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

EXHIBIT B

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

TO: CURRENCYWORKS INC. (the “Issuer”)

RE: Purchase of shares (the “Shares”) of common stock of the Issuer

Capitalized terms used in this U.S. Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement (the “Subscription Agreement”) between the undersigned, or if the undersigned is purchasing the Shares as agent on behalf of a disclosed beneficial subscriber, such beneficial subscriber, as applicable (in either case, the “Subscriber”) and the Issuer to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers. A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person purchasing the Shares on behalf of any U.S. Person, (c) any person that receives or received an offer of the Shares while in the United States, or (d) any person that is in the United States at the time the Subscriber’s buy order was made or the Subscription Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Shares have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Shares are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Shares are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D. The Shares offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants, and certifies to, and covenants and agrees with, the Issuer (which representations, warranties, covenants, agreements and certifications will survive the Closing), and acknowledges that the Issuer is relying thereon, that:

1.	it is not resident in Canada;

2.	it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment;

3.	the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares;

4.	it is acquiring the Shares as principal for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws;

5.	it (a) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (b) has no need for liquidity in an investment in the Shares, and (c) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

6.	if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________	a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Units are purchased, but includes (a) any mortgage amount in excess of the home’s fair market value and (b) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Units,

___________	a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer;

7.	if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________	an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of US$5,000,000,

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),

___________	a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;

8.	it has not purchased the Units as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9.	if the Subscriber decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares, directly or indirectly, unless:

(a)	the sale is to the Issuer,

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c)	the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws, or

(d)	the Shares are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)	it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10.	it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THE SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LAWS OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

11.	it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of any of the Shares. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of the Shares;

12.	it understands and agrees that the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards, which differ from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

13.	it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Subscription Agreement;

14.	it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Shares were offered or the Subscription Agreement was executed; and

15.	it understands that the Issuer has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder).

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Units.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Shares and that this Questionnaire is incorporated into and forms part of the Agreement. The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority and acknowledges that such information may be made available to the public under applicable laws.

Dated _____________________________, 2022.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

EXHIBIT C

US DOLLAR WIRE INSTRUCTIONS

Account Name:	CurrencyWorks Inc.

Address:	3250 Oakland Hills Court, Fairfield, CA 94534

Account Number:	♦

Bank Name:	♦

Bank Address:	♦

ABA Code/Routing #:	♦

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